UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-KA

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d)
                                    of the
                       SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: June 4, 2004

                               Dark Dynamite, Inc.
             (Exact name of registrant as specified in its charter)

                                    NEVADA
        (State or other jurisdiction of incorporation or organization)


               000-17303                              65-1021346
               ---------                              ----------
       (Commission File Number)          (IRS Employer Identification Number)




                           c/o Jared Gold President
            268 West 400 South, Suite 300, Salt Lake City, Utah 84101
                   (Address of principal executive offices)

                                (801) 575-8073
             (Registrant's telephone number, including area code)

ITEM 7.     Financial Statements and Exhibits

Pro forma financial statements for Black Chandelier Inc., as of December 31, 2003. Prepared by Bongiovanni and Associates dated May 26, 2004. Financial statement required by 8-k filed March, 23, 2004

EXHIBIT     PAGE
NO.         NO.   DESCRIPTION

1 Pro forma financial statements for Black Chandelier Inc., as of December 31, 2003






Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dark Dynamite, Inc.

Signature                                       Date



By:/s/ Jared Gold                               June 4, 2004
   ---------------------------------------------
Name: Jared Gold
Title:President
























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













                                   --------

                         AUDITED FINANCIAL STATEMENTS

             BLACK CHANDELIER, INC. (A Development Stage Company)

                              December 31, 2003

                                   --------



















                                                  BONGIOVANNI & ASSOCIATES, P.A.
                                                  Certified Public Accountants

                                   CONTENTS

   INDEPENDENT AUDITORS' REPORT.....................................5

   BALANCE SHEET....................................................6

   STATEMENT OF OPERATIONS..........................................7

   STATEMENT OF STOCKHOLDERS' EQUITY................................8

   STATEMENT OF CASH FLOWS..........................................9

   NOTES TO FINANCIAL STATEMENT....................................10-16






































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









Bongiovanni & Associates, P.A.
Certified Public Accountants
                                               17111 Kenton Drive, Suite 204-B
                                               Cornelius, North Carolina 28031
(704) 892-8733 Office
(704) 892-6487 Fax

                         INDEPENDENT AUDITORS' REPORT


To the Board of Directors:
Black Chandelier, Inc.

We have audited the balance sheet of Black Chandelier, Inc. (a development stage company) as of December 31, 2003, and the related statements of operations, stockholders' equity, and cash flows for the period from inception (August 13, 2003) through December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Black Chandelier, Inc. (a development stage company) as of December 31, 2003, and the results of its operations and its cash flows for the period from inception (August 13, 2003) through ended December 31, 2003 in conformity with U.S. generally accepted accounting principles.
The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company has suffered recurring losses, has negative working capital, and has yet to generate an internal cash flow that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are described in Note 6. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




/s/
Bongiovanni & Associates, P.A.

Cornelius, North Carolina

May 26, 2004



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         BLACK CHANDELIER, INC. (A Development Stage Company)
                          BALANCE SHEET
                      AS OF DECEMBER 31, 2003
=================================================================


                       ASSETS

CURRENT ASSETS:

Inventory                                             $1,000
                                                    -------------
TOTAL CURRENT ASSETS                                   1,000



FIXED ASSETS

Equipment                                              9,000
                                                   --------------
TOTAL NET FIXED ASSETS                                 9,000



TOTAL ASSETS                                          $10,000
                                                   ==============


        LIABILITIES AND STOCKHOLDER'S EQUITY
    --------------------------------------------


CURRENT LIABILITIES

Accounts payable                                      $5,000
                                                  ---------------
TOTAL CURRENT LIABILITIES                              5,000



STOCKHOLDER'S EQUITY
---------------------
Common stock ($.001 par value, 200,000,000            10,000
shares authorized;shares issued and
outstanding)

Preferred stock ($.001 par value, 20,000,000           -
shares authorized; noshares issued and
outstanding)

Additional paid in capital                             -

Deficit accumulated during the development stage
                                                    (5,000)
                                                  ------------
TOTAL STOCKHOLDER'S EQUITY                           5,000



TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY        $ 10,000
                                                 ============




The accompanying notes are an integral part of these financial statements






                                      6

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               BLACK CHANDELIER, INC. (A Development Stage Company)

                       STATEMENT OF OPERATIONS

FOR THE PERIOD FROM INCEPTION (AUGUST 13, 2003) THROUGH DECEMBER 31,
                               2003
=====================================================================




                                      Cumulative
                                        Totals
                                         Since
                                       Inception

REVENUES:

Sales                                 $    -
Cost of sales                              -
Gross profit                               -

EXPENSES:
Professional fees
                                         5,000
Total Expenses                         ----------
                                         5,000

           Loss from operations      $  (5,000)
           Provision for income taxes      -

           NET LOSS                  $  (5,000)
                                    =============


Basic and fully diluted net loss per
common share:                           (0.0005)
                                    =============


Weighted average common shares
outstanding                           10,000,000
                                   =============


The accompanying notes are an integral part of these financial statements











                                      7

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

                                BLACK CHANDELIER, INC. (A Development Stage Company)
                                      STATEMENT OF STOCKHOLDERS' EQUITY
                     FOR THE PERIOD FROM INCEPTION (AUGUST 13, 2003) THROUGH DECEMBER 31, 2003
==================================================================================================================


                                                                                                 Deficit
                                                                                               Accumulated
                                                                                 Additional     During the
                                                   Common Stock   Preferred Stock  Paid-in     Development
                                                  Shares   Amount  Shares  Amount  Capital        Stage

Balances, August 13, 2003 (inception)              $ -     $ - -   $ - -   $ - -    $ -        $     -

Net loss for the year                                -       - -     - -     - -      -           (5,000)

Issuance of common shares to related party for
acquisition of inventory and equipment          10,000,00  10,000     -       -       -             -

Balances, December 31, 2003                     10,000,000 10,000     -    $  -    $  -           (5,000)
                                               ============================================================


The accompanying notes are an integral part of these financial statements









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            BLACK CHANDELIER, INC. (a Development Stage Company)
                         STATEMENT OF CASH FLOWS
   FOR THE PERIOD FROM INCEPTION (AUGUST 13, 2003) THROUGH DECEMBER 31, 2003
    =======================================================================

                                                           Cumulative
                                                             Totals
                                                              Since
                                                            Inception

CASH FLOWS FROM OPERATING ACTIVITIES:
-------------------------------------
Net loss                                                    $(5,000)
Increase in operating liabilities
Accounts payable                                              5,000

NET CASH USED IN OPERATING ACTIVITIES                            -

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS             -

CASH AND CASH EQUIVALENTS,
BEGINNING OF THE YEAR                                            -

END OF THE YEAR                                           $      -
                                                         ==============

SUPPLEMENTARY CASH FLOW INFORMATION OF NON-CASH
  FINANCING ACTIVITIES:
Common shares issued to related party for purchase
of inventory and equipment                                $   10,000
                                                         ===============


The accompanying notes are an integral part of these financial statements




















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




                            BLACK CHANDELIER, INC.
                          NOTES TO FINANCIAL STATEMENTS
  For the Period from Inception (August 13, 2003) Through December 31, 2003

NOTE 1      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

            Business Activity
Black Chandelier Inc. (the "Company") is a development stage company which anticipates providing a range of operations to become a heavily themed and artistically progressive lifestyle company to customers across the U.S.A.

            Basis of Presentation
            The financial statements include the accounts of Black Chandelier Inc. under the accrual basis of accounting.

            Management's Use of Estimates
            The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Deferred Taxes
            Income taxes are provided in accordance with Statement of Financial Accounting Standards No. 109 (SFAS No. 109), "Accounting for Income Taxes." A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss-carry forwards.

            Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that, some portion or all of the deferred tax asset will not be realized. Deferred tax assets and liabilities are adjusted for the effect of changes in tax laws and rates on the date of enactment.

Impairment of Long-Lived Assets
            The Company evaluates the recoverability of its fixed assets and other assets in accordance with Statement of Financial Accounting Standards No.144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"). SFAS 144 requires recognition of impairment of long-lived assets in the event the net book value of such assets exceeds the estimated future undiscounted cash flows attributable to such assets or the business to which such assets relate. SFAS 144 excludes goodwill and intangible assets. When an asset exceeds its expected cash flows, it is considered to be impaired and is written down to fair value, which is determined based on either discounted future cash flows or appraised values. The Company adopted the statement on inception. No impairments of these types of assets were recognized during the period from inception (August 13, 2003) through December 31, 2003 based upon a management review of such assets.

                            BLACK CHANDELIER, INC.
                          NOTES TO FINANCIAL STATEMENTS
  For the Period from Inception (August 13, 2003) Through December 31, 2003

NOTE 1      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
            ------------------------------------------------------
            Fixed Assets
Fixed assets are stated at cost less accumulated depreciation. Expenditures over $100 that would increase the value or extend the useful life of property and equipment are capitalized. Depreciation is provided on a straight-line basis over the estimated useful life of the assets or 5 years for equipment. The fixed assets in the accompanying balance sheet have not been placed in service by management as of December 31, 2004.

            Financial Instruments
            The Company's financial instruments are cash and accounts payable. The recorded values of cash and accounts payable approximate their fair values based on their short-term nature.

            Cash and Cash Equivalents - For purposes of the Statement of Cash Flows, the Company considers highly liquid investments with an original maturity of three months or less to be cash equivalents.

            Loss Per Share - The Company reports loss per share in accordance with Statement of Financial Accounting Standard (SFAS) No.128. This statement requires dual presentation of basic and diluted earnings
            (loss) with a reconciliation of the numerator and denominator of the loss per share computations. Basic earnings per share amounts are based on the weighted average shares of common outstanding. If applicable, diluted earnings per share would assume the conversion, exercise or issuance of all potential common stock instruments such as options, warrants and convertible securities, unless the effect is to reduce a loss or increase earnings per share. There were no adjustments required to net loss for the period presented in the computation of diluted earnings per share.

            Comprehensive Income (Loss) - The Company adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income", which establishes standards for the reporting and display of comprehensive income and its components in the financial statements. There were no items of comprehensive income (loss) applicable to the Company during the period covered in the financial statements.

            Recent Accounting Pronouncements - In June 2001, the Financial Board issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations" which addresses the accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated retirement costs. SFAS No. 143 requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of fair value cannot be made. SFAS No. 143 is effective for financial statements issued for fiscal years beginning after June 15, 2002. SFAS No. 143 does not have a material effect on its financial condition or cash flows.

                            BLACK CHANDELIER, INC.
                          NOTES TO FINANCIAL STATEMENTS
  For the Period from Inception (August 13, 2003) Through December 31, 2003

NOTE 1      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
            ------------------------------------------------------

            Recent Accounting Pronouncements (Cont.) - In April of 2002,
            ----------------------------------------
            Statement of Financial Accounting Standards ("SFAS") No. 145 was issued which rescinded SFAS Statements No. 4, 44 and 64, amended No. 13 and contained technical corrections. As a result of SFAS No. 145, gains and losses from extinguishments of debt will be classified as extraordinary items only if they meet the criteria in APB Opinion No. 30, that they are unusual and infrequent and not part of an entity's recurring operations. The Company does not expect SFAS No. 145 to have a material effect on its financial condition or cash flows. The Company adopted SFAS 145 on January 1, 2004.

            In July 2002, the FASB issued SFAS 146, which addresses significant issues regarding the recognition, measurement, and reporting of costs that are associated with exit and disposal activities, including restructuring activities that are currently accounted for pursuant to the guidance that the Emerging Issues Task Force ("EITF") has set forth in EITF Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (Including Certain Costs Incurred in a Restructuring)". SFAS 146 revises the accounting for certain lease termination costs and employee termination benefits, which are generally recognized in connection with restructuring charges. The provisions of SFAS 146 are effective for exit or disposal activities that are initiated after December 31, 2002. The Company does not expect SFAS 146 to have an impact its financial statements.

            In November 2002, the FASB issued Interpretation No. 45 ("FIN 45"), "Guarantor's Accounting and Disclosure Requirements for Guarantee, Including Indirect Guarantees or Indebtedness of Others", which addresses the disclosures to be made by a guarantor in its interim and annual financial statements about its obligations under guarantees. FIN 45 also requires the recognition of a liability by a guarantor at the inception of certain guarantees that are entered into or modified after December 31, 2002.

            In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure - an amendment to SFAS No. 123" ("SFAS No. 148"), which provides alternative methods of transition for companies voluntarily planning on implementing the fair value recognition provisions of SFAS No. 123. SFAS No. 148 also revises the disclosure provisions of SFAS No. 123 to require more disclosure of the method of accounting for stock-based compensation, and requiring disclosure of pro forma net income and earnings per share as if the fair value recognition provisions of SFAS No. 123 had been applied from the original effective date of SFAS No. 123. The Company adopted the disclosure provisions of SFAS No. 148 for the quarters ending after December 15, 2002.

                            BLACK CHANDELIER, INC.
                         NOTES TO FINANCIAL STATEMENTS
    For the Period from Inception (August 13, 2003) Through December 31, 2003

NOTE 1      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
            ------------------------------------------------------
            Recent Accounting Pronouncements (Cont.) - In January 2003, the FASB issued FIN No. 46, "Consolidation of Variable Interest Entities". FIN No. 46 requires the consolidation of entities that cannot finance their activities without the support of other parties and that lack certain characteristics of a controlling interest, such as the ability to make decisions about the entity's activities via voting rights or similar rights. The entity that consolidates the variable interest entity is the primary beneficiary of the entity's activities. FIN No. 46 applies immediately to variable interest entities created after January 31, 2003, and must be applied in the first period beginning after June 15,2003 for entities in which an enterprise holds a variable interest entity that it acquired before February 1, 2003. The Company plans to adopt this Interpretation in the first quarter of its fiscal year.

            In January 2003, the EITF released Issue No. 00-21, ("EITF 00-21"), "Revenue Arrangements with Multiple Deliveries", which addressed certain aspects of the accounting by a vendor for arrangement under which it will perform multiple revenue-generating activities. Specifically, EITF 00-21 addresses whether an arrangement contains more than one unit of accounting and the measurement and allocation to the separate units of accounting in the arrangement. EITF 00-21 is effective for revenue arrangements entered into in fiscal periods beginning after June 15, 2003. The adoption of this standard will not have an impact on the Company's financial statements.

            In May 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." SFAS No. 149 amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133. SFAS No. 149 is effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The Company does not believe that there will be any impact on its financial statements.

            In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." SFAS No. 150 establishes standards for how companies classify and measure certain financial instruments with characteristics of both liabilities and equity. It requires companies to classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003. The standard will not impact the Company's financial statements.

NOTE 2      INCOME TAXES
            At December 31, 2003 the Company had federal and state net operating loss carry forwards of approximately $5,000 that expire in the year 2018.

                            BLACK CHANDELIER, INC.
                          NOTES TO FINANCIAL STATEMENTS
  For the Period from Inception (August 13, 2003) Through December 31, 2003

NOTE 2      INCOME TAXES (CONT.)
            Due to operating losses, there is no provision for current federal or state income taxes for the period from inception (August 13, 2003) through December 31, 2003.

            Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amount used for federal and state income tax purposes.

            The Company's deferred tax asset at December 31, 2003 consists of net operating loss carry forwards calculated using federal and state effective tax rates equating to approximately $2,000 less a valuation allowance in the amount of approximately $2,000. Because of the Company's lack of earnings history, the deferred tax asset has been fully offset by a valuation allowance. The valuation allowance increased by approximately $2,000 for the period from inception (August 13, 2003) through December 31, 2003.

            The Company's total deferred tax asset as of December 31, 2003 is as follows:

            Net operating loss carry forwards   $   5,000
            Valuation allowance                     (5,000)
                                                -----------

                  Net deferred tax asset  $      --
                                                =======

            The reconciliation of income taxes computed at the federal and state statutory income tax rate to total income taxes for the period from inception (August 13, 2003) through December 31, 2003 is as follows:


            Income tax computed at the federal statuto  34%rate
            Income tax computed at the state sta         5%rate
            Valuation allowance                        (39%)
                                                       -----

            Total deferred tax asset               0%
                                                =====

NOTE 3      CAPITAL STOCK
            The Company is authorized to issue 200,000,000 common shares at $.001 par value per share. The Company is also authorized to issue 20,000,000 preferred shares at $.001 par value per share. Rights and privileges of preferred shares will be determined at the time of issuance.


            During the period from inception (August 13, 2003) through December 31, 2003, the Company issued 10,000,000 common shares to its officer and sole shareholder in exchange for the purchase of inventory and equipment from him. The transaction was recorded and valued at historical cost since this was a transaction between related parties.

                            BLACK CHANDELIER, INC.
                          NOTES TO FINANCIAL STATEMENTS
  For the Period from Inception (August 13, 2003) Through December 31, 2003

NOTE 4      LOSS PER SHARE
            Loss per share is computed by dividing the net loss by the weighted average number of common shares outstanding during the period. Basic and diluted loss per share was the same for the period from inception (August 13, 2003) through December 31, 2003.

NOTE 5      RELATED PARTY TRANSACTIONS
            During the period from inception (August 13, 2003) through December 31, 2003, the Company issued 10,000,000 common shares to its officer and sole shareholder in exchange for the purchase of inventory and equipment from him. The transaction was recorded and valued at historical cost since this was a transaction between related parties.

NOTE 6      GOING CONCERN AND UNCERTAINTY

            The Company has suffered recurring losses from operations, has a negative working capital as of December 31, 2003. In addition, the Company has yet to generate an internal cash flow from its business operations and has generated operating losses since its inception in August 13, 2003. These factors raise substantial doubt as to the ability of the Company to continue as a going concern.

            Management's plans with regard to these matters encompass the following actions: 1) obtain funding from new investors to alleviate the Company's working deficiency, and 2) implement a plan to generate sales. The Company's continued existence is dependent upon its ability to resolve it liquidity problems and increase profitability in its current business operations. However, the outcome of management's plans cannot be ascertained with any degree of certainty. The accompanying financial statements do not include any adjustments that might result from the outcome of these risks and uncertainties.

NOTE 7      SUPPLEMENTAL CASH FLOW INFORMATION

            Supplemental disclosures of cash flow information for the period from inception (August 13, 2003) through December 31, 2003 are summarized as follows:

            Cash paid during the period for interest and income taxes:

                  Income Taxes                    $   --
                  Interest                        $   --

                            BLACK CHANDELIER, INC.
                          NOTES TO FINANCIAL STATEMENTS
  For the Period from Inception (August 13, 2003) Through December 31, 2003

NOTE 8      DEVELOPMENT STAGE COMPANY

            The Company is in the development stage as of December 31, 2003 and to date has had no significant operations. Recovery of the Company's assets is dependent on future events, the outcome of which is indeterminable. In addition, successful completion of the Company's development program and its transition, ultimately, to attaining profitable operations is dependent upon obtaining adequate financing to fulfill its development activities and achieving a level of sales adequate to support the Company's cost structure.

NOTE 9      SUBSEQUENT EVENTS

            On March 22, 2004, the Company and a publicly traded company, executed a Stock Exchange Agreement (the "Agreement") wherein the publicly traded company issued 70,000,000 shares to the Company's officer and sole shareholder. In return, this officer and sole shareholder exchanged all 10,000,000 common shares in the Company for a majority stake in the publicly traded company. This transaction was passed upon and approved by the Board of Directors of each company.

            As part of the transaction, the publicly traded company's officer has been replaced by this Company's officer and a majority of control over the publicly traded company has occurred through the common stock issuance to the aforementioned officer.

            The primary reason for the tax-free merger was to achieve the Company's objective of being publicly listed on the Over the Counter Bulletin Board. The publicly traded company is currently in the process of filing a Form 8-K/A with the Securities and Exchange Commission. The publicly traded company currently trades on the over the counter bulletin board under the trading symbol "DRKD".

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